SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): October 4, 2002


                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

              New York              333-52285             13-1255630
          ----------------       ----------------       --------------
          (State or other         (Commission           (IRS Employer
          jurisdiction of         File Number)          Identification
          incorporation)                                Number)


         1801 Park 270 Drive, St. Louis, Missouri          63146
         ----------------------------------------          ------
         (Address of principal executive offices)        (Zip Code)


                                 (314) 453-7100
          -------------------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

      On September 20, 2002, the Doe Run Resources Corporation ("Doe Run") commenced its Revised Exchange Offer as described in its Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 (the "Offering Memorandum").

      On October 4, 2002, Doe Run issued a press release, attached as Exhibit
99.1 hereto, announcing that it had extended the expiration time of the Revised Exchange Offer until 5:00 P.M., New York City time, on Tuesday, October 15, 2002. There can be no assurance that Doe Run will be able to consummate the Revised Exchange Offer or any of the other transactions described in the Offering Memorandum.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                   Description
-----------                   -----------

99.1                          Press Release dated October 4, 2002.



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      Forward-looking statements in this Form 8-K (and the exhibit attached hereto) are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibit attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE DOE RUN RESOURCES CORPORATION


                                     By:    /s/ Marvin Kaiser
                                            ------------------------------------
                                     Name:  Marvin Kaiser
                                     Title: Executive Vice President and Chief
                                            Financial and Administrative Officer


Date:  October 10, 2002

                                INDEX TO EXHIBITS


                                                            Paper (P) or
Exhibit No.                   Description                   Electronic (E)
-----------                   -----------                   --------------

99.1                          Press Release dated                 (E)
                              October 4, 2002